Exhibit 32


CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-KSB for the fiscal year ended September 30, 2003 (the "Report") of Cadence Resources Corporation ("Cadence") as filed with the Securities and Exchange Commission on January 13, 2004, the undersigned, in his capacity as an officer of Cadence, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Cadence.

Dated:  January 12, 2004               /s/ Howard M. Crosby
                                       -----------------------------------------
                                       Howard M. Crosby
                                       President and Treasurer


Dated:  January 12, 2004               /s/ John P. Ryan
                                       -----------------------------------------
                                       John P. Ryan
                                       Vice President and Secretary


This certification made in accordance with Section 906 of the Sarbanes-Oxley Act of 2002 accompanies the Annual Report on Form 10-KSB of Cadence for the year ended September 30, 2003. This certification shall not be deemed filed by Cadence for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended.